This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-5398.

[LOGO] ALLIANCEBERNSTEIN (SM)
       Investment Research and Management

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
                                 - AllianceBernstein Growth and Income Portfolio
                                      - AllianceBernstein Total Return Portfolio
                                    - AllianceBernstein Utility Income Portfolio
                            - AllianceBernstein Real Estate Investment Portfolio

================================================================================

Supplement dated August 6, 2004 to the prospectuses dated May 3, 2004 of AllianceBernstein Variable Products Series Fund that offer the Class A and Class B shares of the above-referenced portfolios. This information supersedes certain information under the heading "MANAGEMENT OF THE PORTFOLIOS."

The following disclosure replaces the information regarding the portfolio managers of AllianceBernstein Growth and Income Portfolio and AllianceBernstein Total Return Portfolio in the table under "MANAGEMENT OF THE PORTFOLIOS - Portfolio Managers."

The day-to-day management of and investment decisions for the AllianceBernstein Growth and Income Portfolio and AllianceBernstein Total Return Portfolio are made by the Adviser's Relative Value Team, which is responsible for management for all of the Adviser's Relative Value accounts. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Adviser's Relative Value accounts, Mr. Frank Caruso, CIO of the Adviser's Relative Value Team, is primarily responsible for the day-to-day management of and has oversight and trading responsibilities for the Growth and Income Portfolio, and Ms. Susanne Lent, Senior Vice President and a member of the
Adviser's Relative Value Team, is primarily responsible for the day-to-day management of and has oversight and trading responsibilities for Total Return Portfolio. Mr. Caruso is a Senior Vice President of Alliance Capital Management Corporation ("ACMC") with which he has been associated in a substantially similar capacity to his current position since prior to 1999. Ms. Lent is a Senior Vice President of ACMC with which she has been associated in a substantially similar capacity to her current position since prior to 1999.

The following disclosure replaces the information regarding the portfolio managers of AllianceBernstein Utility Income Portfolio in the table under "MANAGEMENT OF THE PORTFOLIOS - Portfolio Managers."

The day-to-day management of and investment decisions for the AllianceBernstein Utility Income Portfolio are made by Ms. Annie Tsao, Senior Vice President and Research Analyst, and Mr. Robert Ashton, Vice President and Research Analyst. Ms. Tsao has been responsible for the Portfolio's investments since 2003, and has been associated with ACMC in a substantially similar capacity to her current position since prior to 1999. Mr. Ashton has been responsible for the Portfolio's investments since 2004, and has been associated with ACMC in a substantially similar capacity to his current position since 2000. Ms. Tsao and Mr. Ashton are members of the Adviser's Utility and Telecom research teams that collaborate actively on the management of the Adviser's utility portfolios. In addition, Ms. Tsao and Mr. Ashton rely heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following disclosure replaces the information regarding the portfolio manager of AllianceBernstein Real Estate Investment Portfolio in the table under "MANAGEMENT OF THE PORTFOLIOS - Portfolio Managers."

The day-to-day management of and investment decisions for the AllianceBernstein Real Estate Investment Portfolio are made by the REIT Investment Policy Group, comprised of senior Value Team members. The REIT Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal
research   staff.   No  one  person  is  principally   responsible  for  making
recommendations for the Portfolio.

You should retain this Supplement with your prospectus for future reference.

----------
(SM): This service mark is used under license from the owner, AllianceBernstein Investment Research and Management, Inc.

00250.0157 #504263